UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COGNEX CORPORATION

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

COGNEX VOTE

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Online

Go to **www.envisionreports.com/CGNX** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., EDT, on May 3, 2023.

2023 Annual Meeting of Shareholders Notice

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Important Notice Regarding the Availability of Proxy Materials for the Cognex Corporation 2023 Annual Meeting of Shareholders to be Held on May 3, 2023

You are receiving this notice that the proxy materials for the 2023 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CGNX

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/CGNX**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

You will be able to vote electronically until 1:00 a.m. EDT on May 3, 2023.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 21, 2023 to facilitate timely delivery.

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2023 Annual Meeting of Shareholders

Cognex Corporation's 2023 Annual Meeting of Shareholders will be held on May 3, 2023 at Cognex Corporation, One Vision Drive, Natick, Massachusetts, at 9:00 a.m., local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 and every 1 YEAR on Proposal 5.

1. The election of two directors to serve for a term ending in 2026.
   Nominees: (01) Angelos Papadimitriou
   (02) Dianne M. Parrotte
   The election of one director for a term ending in 2025.
   (03) John T.C. Lee.
2. To approve the Cognex Corporation 2023 Stock Option and Incentive Plan.
3. To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2023.
4. To approve, on an advisory basis, the compensation of Cognex's named executive officers as described in the proxy statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion ("say-on-pay").
5. To recommend, by non-binding vote, the frequency of shareholder votes on executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Cognex Corporation 2023 Annual Meeting of Shareholders

DIRECTIONS TO COGNEX CORPORATION

One Vision Drive
Natick, MA 01760

Please note: Guest parking is available in front of the building.

From Boston and Logan Airport:
- Merge onto Route 90 West (Mass Turnpike) toward Worcester
- Take Exit 123A (I-95/Route 128) toward Providence
- Follow "From Route 128 (I-95)"

From Route 128 (I 95):
- Take Exit 36B (Route 9 West) toward Framingham/Worcester
- Follow "From Route 9 West"

From Route 495:
- Take Exit 58 Route 90 East (Mass Turnpike) toward Boston
- Follow "From Route 90 (Mass Turnpike)"

From Route 90 (Mass Turnpike):
- Take Exit 117 (Natick - Route 30)
- Follow left ramp towards Natick (Route 30 East)
- Follow signs to Route 9 East
- Follow "From Route 9 East"

From Route 9 West:
- Follow Route 9 West
- Look for an Audi dealership on your right as you head up a hill. At the crest of that hill, Vision Drive is 0.1 miles past Wethersfield Rd. Cognex is on the left of Vision Drive.

From Route 9 East:
- Follow Route 9 East
- Make U-turn at the left lane U-turn signal near Natick McDonald's
- Follow "From Route 9 West"

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/CGNX**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Cognex Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 21, 2023.